SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2004

                                    SBE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            0-8419                              94-1517641
     (Commission File No.)         (I.R.S. Employer Identification No.)

                          2305 CAMINO RAMON, SUITE 200
                            SAN RAMON, CA 94583-1369
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 355-2000

ITEM 9. REGULATION FD DISCLOSURE


Item 12. Results of Operations and Financial Condition.

On May 19, 2004, SBE, Inc. announced its results of operations for the three and six month periods ended April 30, 2004. A copy of the related press release is being furnished as Exhibit 99.1 this Current Report on Form 8-K and incorporated by reference herein.

7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

(99.1) Press release issued by SBE, Inc.

EXHIBIT
NUMBER     EXHIBIT

 99.1      SBE second quarter 2004 Earnings Release.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  SBE, INC.


Dated:  May 19, 2004                              By: /s/ David W. Brunton
                                                  ------------------------------
                                                  David W. Brunton
                                                  Chief Financial Officer and
                                                  Vice President, Finance